The Way Ahead: Creating Long-Term Shareholder Value Joseph L. Hooley Chairman, President and Chief Executive Officer Michael W. Bell Executive Vice President and Chief Financial Officer Barclays Global Financial Services Conference September 9, 2014

2 Forward-looking Statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to September 9, 2014. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement the Dodd-Frank Act, changes to the Basel III capital framework and European legislation, such as the Alternative Investment Fund Managers Directive and Undertakings for Collective Investment in Transferable Securities Directives, with respect to the levels of regulatory capital we must maintain, our credit exposure to third parties, margin requirements applicable to derivatives, banking and financial activities and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our structure or operating model, or other changes to how we provide services; the impact of evolving and increasing regulatory compliance requirements and expectations on our expenses; adverse changes in the regulatory capital ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III capital and liquidity standards, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity purchases, without which our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or proceedings; delays or difficulties in the execution of our previously announced Business Operations and Information Technology Transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program and may cause volatility of our earnings; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; our ability to grow revenue, control expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in how and in what amounts clients compensate us for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2013 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, September 9, 2014, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 Agenda Our Company Focused Strategy Financial Performance Summary The Way Ahead

Our Company

5 Our Company A Leading Provider of Financial Services to Institutional Investors 1As of June 30, 2014.. Developing Client Focused Solutions Through Continuous Innovation Operating globally in more than 100 geographic markets $28.4 trillion of assets under custody and administration (AUC/A)1 $2.5 trillion of assets under management (AUM)1

Focused Strategy

7 1Goals presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. The Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. Focused Strategy LONG-TERM SHAREHOLDER VALUE Operating-Basis1 Financial Goals: EPS Growth of 10-15%, Revenue Growth of 8-12% and ROE of 12-15% BUILDING ON OUR STRONG CORE ACHIEVING A DIGITAL ENTERPRISE INVESTING IN OPPORTUNITIES FOR GROWTH OPTIMIZING CAPITAL Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency Driving greater transformation that benefits clients and our shareholders Acting on changes in the market to fuel expansion of products and services and the markets we serve Adapting to new rules and optimizing returns for shareholders TALENT, CULTURE AND INNOVATION

8 Focused Strategy – Supported by Strong Growth Drivers Well-Positioned to Gain Momentum as These Drivers Create Opportunities Globalization Retirement Savings Regulation & Complexity

9 All data as of, or for the quarter ended, June 30, 2014, as appropriate. Focused Strategy – Building on our Strong Core Transitioning to a more integrated sales approach by sector Capturing full value of client relationships Developing innovative new products and services Leveraging technology leadership for speed and efficiencies Focusing on fast-growing markets KEY DEVELOPMENTS AMERICAS ● AUC/A: $21.2T ● Revenue: $1,499M ● AUM: $1,533B EUROPE, MIDDLE EAST, AFRICA ● AUC/A: $5.9T ● Revenue: $884M ● AUM: $589B ● AUC/A: $1.3T ● Revenue: $215M ● AUM: $358B ASIA-PACIFIC Extensive Global Footprint Our Powerful Global Franchise Sets us Apart in Meeting the Needs of Institutional Investors

Focused Strategy – We Have More Than 30 Years of Success in Asia-Pacific Region


China
South Korea
Japan
India
Taiwan
Macau
Hong Kong
Thailand
Philippines
Malaysia
Brunei
Singapore
Indonesia
East Timor
Australia
New Zealand
Client Management Center
Client Location
Operations Center

DIVERSE CLIENT BASE

- More than 300 clients in 16 countries

EXTENSIVE GEOGRAPHIC REACH

- 11 client management and 12 operations centers[1]
- More than 3,900 employees

LARGE SCALE AND SCOPE

- $1.3T AUC/A; $358B AUM
- Full suite of solutions for more than 3,000 portfolios

CONTINUOUS INNOVATION

- ETFs
- Alternative investment servicing
- Middle office servicing
- Full service solution for Japan ITM[2] funds

Asia-Pacific Region is Expected to Generate ~40%[3] of Global Institutional Asset Growth by 2020

All data as of June 30, 2014.
[1] In some markets, State Street has multiple operations centers and/or client management offices. [2] Refers to Investment Trust Management funds (a.k.a., the collective funds) in Japan. [3] Source: McKinsey (September 2012).

STATE STREET

10

Focused Strategy – Strong Industry Leadership Positions for Future Growth

MARKET SHARE

US MUTUAL FUNDS[1]


STT
47%
53%
Other Providers

MIDDLE OFFICE[2]


STT
56%
44%
Other Providers

US PENSION FUNDS[3]


STT
31%
69%
Other Providers

HEDGE FUNDS[4]


STT
31%
69 %
Other Providers

CONTINUOUS PRODUCT EXPANSION AND INNOVATION

- Launching new product capabilities
  - Extend **enhanced custody** offering
  - Capture continued growth in **ETF servicing** market
  - Offer **currency hedging** capabilities
  - Support clients' risk management needs with **collateral servicing**
  - Expand our **regulatory compliance** solutions

Continuing to Refresh and Find Ways to Add Value to Our Core Relationships

Sources: [1] Mutual Funds - State Street Global Business Reporting, Investment Company Institute, June 2014. [2] Middle Office - State Street December 2013, Scrip Issue Global Report, outsourced market only. [3] Pension Fund – State Street Global Business Reporting, Investment Company Institute, Retirement Research Q1/14. [4] Hedge Funds – State Street December 2013, Hedge Fund Research.

STATE STREET

11

12 Focused Strategy – An Early Mover in Alternatives ALTERNATIVE INVESTMENTS MARKET1 STATE STREET ALTERNATIVE INVESTMENT SOLUTIONS2 AUA ($T) ($T) Our Asset Growth at More Than Twice the Rate of the Market 2Q14 8.0 2013 7.7 2012 7.2 2011 6.4 2010 5.9 2009 5.0 2008 4.5 2007 4.8 2006 3.6 2005 2.7 Real Estate Private Equity Hedge 2Q14 1.3 2013 1.2 2011 0.8 2010 1.1 2012 0.7 2009 0.4 2008 0.5 2007 0.5 2006 0.2 2005 0.1 Asset Growth Through Acquisition Data as of period end. Sources: 1 Hedge Fund Market - Hedge Fund Research, April 2014; Private Equity Market - Preqin, January 2014; Real Estate Market – Towers Watson, July 2014; PI Online (2005-2008). 2 Acquisitions: 2007: Palmeri $35B, Investors Financial $170B, 2010: Mourant $170B, 2012: GSAS $200B.

Focused Strategy – An Early Mover in Alternatives

ALTERNATIVE MARKET SEGMENTS

HEDGE FUNDS


75%
25%

$2.70T MARKET[1]

PRIVATE EQUITY


30%
70%

$3.45T MARKET[2]

REAL ESTATE


12%
88%
Outsourced
Insourced

$1.85T MARKET[3]

KEY STATE STREET CAPABILITIES

- Single global front-to-back office platform
- Integration of GSAS largely complete; expansion of strong client base and retention of key talent
- Established presence in Shanghai; servicing Qualified Domestic Limited Partnerships (QDLPs)
- Cross-selling capabilities including extension of enhanced custody for client risk diversification
- Expanding credit services; evolving products to provide optimal solution for clients
- Enhancing client reporting; introduction of solutions supporting investors' needs for transparency
- Supporting market convergence

A Substantial Market Opportunity Within Alternatives Remains Untapped as Private Equity and Real Estate at Early Stages of Outsourcing

Sources: [1] PWC; Hedge Fund Administration, August 2014. [2] Private Equity Market - Preqin, January 2014. [3] Real Estate Market - Towers Watson, July 2014.

STATE STREET

13

14 Focused Strategy – Business Operations and Information Technology Achieving a Digital Enterprise Process Automation and Standardization Workforce Optimization: Centers of Excellence Leveraging Lower-Cost Locations Integrating Private Cloud Infrastructure Digital Enterprise • Speed and Agility • Data Services • Increased Efficiency Industry-Leading Platform for Innovation

Focused Strategy – Business Operations and IT Transformation Program Delivering Expected Benefits

LEVERS

Business Operations

- Process transformation and standardization
- Automation of key business processes
- Centers of Excellence in a globally balanced model

Information Technology

- New technology architecture
- Private cloud
- Workforce optimization

OUTCOMES

- 8 Operational Centers of Excellence employing improved tools and processes
- Patented cloud technology running 142 applications with 25 data intensive applications moved to data appliances
- 100 applications retired via operational rationalization
- Globally balanced workforce leveraging worldwide partners
- Improved data insights supportive of control and customer demand
- Acceleration of time-to-market
- Expect to achieve $130M of incremental pre-tax expense savings in 2014 and an additional ~$50M in 2015[1]

On Track to Achieve Original Target of $575M-$625M in Pre-Tax, Run-Rate Expense Savings by 2015[1]

[1]The full run-rate effect of the pre-tax expense savings is not expected to be achieved until 2015. Estimated pre-tax expense savings relate only to the Business Operations and Information Technology Transformation program and are based on projected improvement from our total 2010 operating-basis expenses, all else being equal. Our actual total expenses have increased since 2010, and may increase or decrease in the future, due to other factors.

STATE STREET

15

Focused Strategy – Investing in Opportunities for Growth
SSgA is Well-Positioned for Growth in 2014 and Beyond

$2.5 TRILLION[1] IN ASSETS UNDER MANAGEMENT



Alternative Investments[2] $133B
Cash[3] $413B
Equity $1,432B
Fixed Income $352B
Multi Asset Class Solutions[4] $150B

MARKET LEADERSHIP

- No. 2 Global Index Manager[5]
- No. 2 ETF Manager[6]
- No. 3 Cash Manager[7]

CLIENTS

- ~2,900 clients globally
- ~40% of Top 100 institutions globally
- 57% of clients use two or more strategies
- 82% of 2014 new business came from existing SSgA clients as of June 30, 2014

Management Fees Year-to-Date June 30, 2014 Increased 10% From the Same Period in 2013

All data as of, or for the six months ended, June 30, 2014, unless otherwise noted.
[1]This AUM includes the assets of SPDR® Gold ETF (approx. $33B as of June 30, 2014), for which State Street Global Markets, LLC, an affiliate of SSgA, serves as the distribution agent. [2] Includes real estate investment trusts, currency and commodities, including SPDR® Gold ETF for which State Street is not the investment manager, but acts as a distribution agent. [3] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts. [4] Assets in multi-asset class solutions are not counted in the underlying asset class. [5] Source: Pension & Investments' Worldwide Index Manager Ranking June 2013. [6] Source: Institutional Investor 300 Ranking (2013). [7] Source: Blackrock ETP Landscape June 2014.

STATE STREET

16

17 1 Source: BlackRock ETP Landscape, January 2014. Focused Strategy – Continuing to Invest in More Innovative and Higher Yielding Products On Track to Double the Size of U.S. Retail Intermediary Marketing and Distribution Team in 2014 OUR STRATEGY IS FOCUSED TO GROW REVENUE YIELD GLOBAL MARKET SIZE ETFs/OTHER EXCHANGE-TRADED PRODUCTS1 ($T) Powerful Brand ETF AUM (as of June 30, 2014) $413B New Product Introductions (as of June 30, 2014) Launched 19 new ETF products in 2014 at average total expense ratio of 34 bps Launched 101 new ETF products since January 2011 at an average total expense ratio of 39 bps • North America: 46 • EMEA: 45 • APAC: 10 New ETFs include: • Blackstone/GSO Senior Loan • Ultra Short Term Bond • MFS Actively managed ETF’s • MSCI Beyond BRIC • S&P Global Dividend • Russell Low Volatility ETF’s • Smart beta Quality Mix ETF’s 2012 1.9 2013 1.1 1.5 1.4 2010 2009 2011 2.4

18 Focused Strategy - Established Global Exchange to Meet Emerging Client Needs Delivering Solutions to Manage & Integrate Data, Optimize Investment & Trading Strategies and Strengthen Insights, Reporting & Analytics Big Data Electronification of Trading Information & Insights Investment Analytics Strategic Growth Themes Getting insights from a new, data-driven investment paradigm Improving insights through enhanced reporting and analytics Managing an unprecedented scale of data Accelerating effective investment decision-making Client Needs

19 Focused Strategy – Optimizing Capital INVESTING IN GROWTH RETURNING CAPITAL TO SHAREHOLDERS ● Focus on strategic initiatives – Expanding geographies – New product creation – Advanced technologies ● Optimize capital structure in light of new and emerging rules ● Prioritize return to shareholders through common stock repurchases and dividends ● Target common stock dividends to be 20-25% of operating-basis income1 Balancing Investing in Growth with Shareholder Returns 1 Target presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. The Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof.

Financial Performance

21 1 Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. ● Increased operating-basis1 earnings per share (EPS) by 7.7% ● Grew total operating-basis1 revenue 3.7% to more than $5.2 billion ● Grew core servicing and management fees approximately 7% ● Market-driven revenue pressured by challenging environment ● Increased operating-basis1 return on average common equity (ROE) to 10.4% ● Achieved record levels of $28.4 trillion in assets under custody and administration and $2.5 trillion in assets under management ● Higher expenses impacted by increasing compliance requirements ● Returned approximately $1.1 billion in capital to our shareholders through common stock repurchases and dividends Financial Performance – Year-to-Date June 30, 20141 Strong Performance in a Challenging Environment Compared to the First Six Months of 2013

22 ● Despite continued headwinds, our outlook for 2014 is positive: – 3-5% operating-basis1 revenue growth compared to 2013 – Expect to continue return of capital through quarterly common stock dividends and common stock repurchases ● On track to deliver approximately $130 million of incremental pre-tax expense savings2 in 2014 from our Business Operations and Information Technology Transformation program ● Regulatory compliance cost pressures are increasing: – To achieve our goal of positive annual operating leverage3 in 2014 will likely require improvement in market-driven revenue in the second half of 2014 ● We are continuing to invest in growth initiatives 1 Outlook presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. The Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 2 Estimated pre-tax expense savings relate only to the Business Operations and Information Technology Transformation program and are based on projected improvement from our total 2010 operating-basis expenses, all else being equal. Our actual total expenses have increased since 2010, and may increase or decrease in the future, due to other factors. 3 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis, comparing the current year to the prior year. Financial Performance – Outlook for Remainder of the Year Positive Outlook for 2014

Summary

24 1Goals presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. The Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. Focused Strategy LONG-TERM SHAREHOLDER VALUE Operating-Basis1 Financial Goals: EPS Growth of 10-15%, Revenue Growth of 8-12% and ROE of 12-15% BUILDING ON OUR STRONG CORE ACHIEVING A DIGITAL ENTERPRISE INVESTING IN OPPORTUNITIES FOR GROWTH OPTIMIZING CAPITAL Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency Driving greater transformation that benefits clients and our shareholders Acting on changes in the market to fuel expansion of products and services and the markets we serve Adapting to new rules and optimizing returns for shareholders TALENT, CULTURE AND INNOVATION

Q & A

26 Appendix

27 The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Appendix: Reconciliation of Non-GAAP Measures

28 Appendix: Reconciliation of Non-GAAP Measures % Change 2014 vs. (Dollars in millions) 2013 Total Revenue: Total revenue, GAAP basis $ 5,083 $ 4,995 1.8 % Tax-equivalent adjustment associated with tax-advantaged investments 121 68 Tax-equivalent adjustment associated with tax-exempt investment securities 86 65 Discount accretion related to former conduit securities (55) (78) Total revenue, operating basis $ 5,235 $ 5,050 3.7 Diluted Earnings per Common Share: Diluted earnings per common share, GAAP basis $ 2.19 $ 2.22 (1.4) Severance costs .11 - Provisions for litigation exposure and other costs, net .01 .02 Acquisition costs .06 .05 Restructuring charges, net .03 .02 Effect on income tax rate of non-operating adjustments .02 (.01) Discount accretion associated with former conduit securities (.08) (.10) Italian banking industry tax assessment .03 - Diluted earnings per common share, operating basis $ 2.37 $ 2.20 7.7 Return on Average Common Equity: Return on average common equity, GAAP basis 9.6% 10.2% (60) bps Severance costs .5 - Provisions for litigation exposure and other costs, net - .1 Acquisition costs .2 .2 Restructuring charges, net .2 .1 Effect on income tax rate of non-operating adjustments .1 - Discount accretion associated with former conduit securities (.3) (.5) Italian banking industry tax assessment .1 - Return on average common equity, operating basis 10.4% 10.1% 30 The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP. In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. 2014 2013 Six Months Ended June 30, June 30,